Exhibit 99.1

HARVARD AVE ACQUISITION CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Harvard Ave Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Harvard Ave Acquisition Corporation (the “Company”) as of October 24, 2025, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of October 24, 2025, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ MaloneBailey, LLP

www.malonebailey.com

We have served as the Company’s auditor since 2024.

Houston, Texas

October 30, 2025

HARVARD AVE ACQUISITION CORPORATION
BALANCE SHEET

October 24, 2025
Assets
Current Assets
Related party receivable	$1,221,225
Prepaid expenses	52,677
Total Current Assets	1,273,902

Non-current Assets
Cash held in Trust Account	145,000,000
Total Assets	$146,273,902

Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit
Current Liabilities
Accrued expenses	8,889
Accrued offering costs	75,107
Due to Sponsors	5,668
Promissory note – related party	431,730
Total Current Liabilities	521,394

Deferred underwriting fee payable	4,350,000
Total Liabilities	4,871,394

Commitments and Contingencies (Note 6)
Ordinary shares subject to possible redemption, 14,500,000 shares at a redemption value of $10.00 per share	145,000,000

Shareholders’ Deficit:
Preferred shares, $0.0001 par value, 10,000,000 shares authorized, none issued and outstanding	—
Class A ordinary shares, $0.0001 par value, 400,000,000 shares authorized, 1,359,856 issued and outstanding, excluding 14,500,000 shares subject to possible redemption	136
Class B ordinary shares, $0.0001 par value, 90,000,000 shares authorized, 4,833,333 shares issued and outstanding	483
Additional paid-in capital	—
Accumulated deficit	(3,598,111)
Total Shareholders’ Deficit	(3,597,492)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$146,273,902

The accompanying notes are an integral part of this financial statement.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 1 — Organization, Business Operation and Going Concern Consideration

Harvard Ave Acquisition Corporation (the “Company”) is a blank check company incorporated in the Cayman Islands on August 15, 2024 as an exempted company with limited liability. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location. The Company has elected December 31 as its fiscal year end.

As of October 24, 2025, the Company had not commenced any operations. For the period from August 15, 2024 (inception) through October 24, 2025, the Company’s efforts have been limited to organizational activities as well as activities related to the Initial Public Offering (see Note 3). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of dividend and/or interest income from the proceeds derived from the Initial Public Offering and Private Placement (see Note 4).

The Company has two sponsors, Copley Square LLC and Northlake Partner Ltd (the “Sponsors”). The managing member of Copley Square LLC is Copley Square Sponsor Limited (the “Copley managing member”). The registration statement for the Company’s Initial Public Offering was declared effective on September 30, 2025. On October 22, 2025, the Company consummated the Initial Public Offering of 14,500,000 units (the “Units”) at $10.00 per Unit, which is discussed in Note 3, generating gross proceeds of $145,000,000. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of an aggregate of 339,964 units (the “Private Placement Units”) and 1,019,892 Class A ordinary shares, par value $0.0001 per share, of the Company, which shares are subject to certain restrictions until the consummation of the initial Business Combination (each, a “restricted Class A ordinary share”) at a price of $10.00 per Private Placement Unit in a private placement to the Sponsors and underwriters, generating gross proceeds of $3,399,640.

Transaction costs amounted to $6,780,776, consisting of $1,800,000 of cash underwriting fee, $4,350,000 of deferred underwriting fee, and $630,776 of other offering costs.

The Company’s initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the Trust Account (excluding any deferred underwriters’ fees and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. The Company will complete its initial Business Combination only if the post-transaction company in which its public shareholders own shares will own or acquire 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to complete a Business Combination successfully.

Upon the closing of the Initial Public Offering on October 24, 2025, an amount of $145,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units, and a portion of the proceeds of the sale of the Private Placement Units, are held into a U.S.-based trust account (“Trust Account”). The funds held in the Trust Account will be invested only in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act which invest solely in direct U.S. government treasury. Except with respect to divided and/or interest earned on the funds held in the Trust Account that may be released to the Company to pay the Company’s tax obligation, if any, the proceeds from the Initial Public Offering and the sale of the Private placement units that are deposited and held in the Trust Account will not be released from the Trust Account until the earliest to occur of (i) the completion of the Company’s initial Business Combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of obligation to redeem 100% of the Company’s public shares if the Company does not complete the Company’s initial Business Combination within 18 months from the closing of the Initial Public Offering or up to 24 months (in the event the Company extend the period of time to consummate a business combination two times by an additional three months each time). or (B) with respect to any other provision relating to shareholder’s rights or pre-business combination activity and (iii) the redemption of all of public shares if the company are unable to complete their initial Business Combination within 18 months from the closing of the Initial Public Offering or up to one time, (or up to 24 months from the closing of the Initial Public Offering if the Company extends the period of time to consummate a business combination by the full amount of time), subject to applicable law. In no other circumstances will a public shareholder have any right or interest of any kind to or in the Trust Account. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the public shareholders.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 1 — Organization, Business Operation and Going Concern Consideration (cont.)

The Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer.

The ordinary shares subject to redemption are accredited to the redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” The Company has determined not to consummate any Business Combination unless the Company has net tangible assets of at least $5,000,001 upon such consummation in order to avoid being subject to Rule 419 promulgated under the Securities Act.

The Company will have only 18 months from the closing of the Initial Public Offering (or up to 24 months from the closing of the Initial Public Offering if the Company extends the period of time to consummate a business combination by the full amount of time) to complete its initial Business Combination, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes that were paid by the Company or are payable by the Company, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-issued and outstanding public shares, which redemption will completely extinguish public shareholder’s rights as shareholders (including the right to receive further liquidation distributions, if any); and, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its Board of Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsors and each member of management team have entered into an agreement with the Company, pursuant to which they have agreed to waive their redemption rights with respect to any insider shares, private shares, and any public shares held by them in connection with the completion of the initial business combination and to waive their redemption rights with respect to their insider shares, private shares, and public shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months from the closing of the Initial Public Offering (or up to 24 months from the closing of the Initial Public Offering if the Company extends the period of time to consummate a business combination by the full amount of time) or (B) with respect to any other provision relating to shareholder’s rights or pre-initial business combination activity.

The Sponsors have agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsors to reserve for such indemnification obligations, nor have the Company independently verified whether the Company’s Sponsors have sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the company. Therefore, it cannot be assured that that the Sponsors would be able to satisfy those obligations. None of the officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 1 — Organization, Business Operation and Going Concern Consideration (cont.)

Going Concern Consideration

As of October 24, 2025, the Company has a related party receivable of $1,221,225 and  a working capital of $752,508. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. There is no assurance that the Company’s plans to consummate a Business Combination will be successful or successful within the required period. The financial statement does not include any adjustments that might result from the Company’s inability to consummate the Business Combination to continue as a going concern.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 2 — Significant Accounting Policies (cont.)

Use of Estimates

The preparation of financial statement in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Related party receivable

The Company’s bank account is owned by a related party to the Sponsor, and as such has no direct ownership of the account. Hence, the Company will record a related party receivable from in the amount of $1,221,225 as of October 24, 2025, until such time the Company has direct access to the account.

Cash Held in Trust Account

As of October 24, 2025, the assets held in the Trust Account, amounting to $145,000,000, were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — Expenses of Offering. Offering costs consist of legal and other costs (including underwriting discounts and commissions) incurred through the balance sheet date that are directly related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options”, addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Class A ordinary shares and rights, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the rights and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares were charged to temporary equity and offering costs allocated to the public and private placement rights were charged to shareholders’ deficit as public and private placement rights after management’s evaluation are accounted for under equity treatment.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 2 — Significant Accounting Policies (cont.)

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statement and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statement.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of October 24, 2025. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands federal income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.

Class A Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote (A) to modify the substance or timing of the obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial Business Combination activity. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of October 24, 2025, the Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of October 24, 2025, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$145,000,000
Less:
Proceeds allocated to Public Rights	(3,335,000)
Class A ordinary shares issuance cost	(6,610,700)
Plus:
Accretion of carrying value to redemption value	9,945,700
Class A ordinary Shares subject to possible redemption, October 24, 2025	$145,000,000

Rights

The Company accounts for the Public and Private Placement Rights (as defined in Notes 3 and 4) issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and classified the rights under equity treatment at their assigned values.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 2 — Significant Accounting Policies (cont.)

Recent Accounting Pronouncements

In November 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments in this ASU require disclosures, on an annual and interim basis, of significant segment expenses that are regularly provided to the chief operating officer decision maker (“CODM”), as well as the aggregate amount of other segment items included in the reported measure of segment profit or loss. The ASU requires that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. Public entities will be required to provide all annual disclosures currently required by Topic 280 in interim periods, and entities with a single reportable segment are required to provide all the disclosures required by the amendments in this ASU and existing segment disclosures in Topic 280. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The Company adopted ASU 2023-07 on August 15, 2024, its date of incorporation.

Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering on October 24, 2025, the Company sold 14,500,000 Units at a purchase price of $10.00 per Unit for a total of $145,00,000. Each Unit has an offering price of $10.00 and consists of one share of the Company’s Class A ordinary share and one right. Each right entitles the holder thereof to receive one-tenth of one Class A ordinary share upon completion of the Company’s initial Business Combination. The Company will not issue fractional shares. As a result, the holder must hold rights in multiples of 10 in order to receive shares for all of their rights upon closing of a Business Combination.

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsors purchased an aggregate of 339,964 Private Placement Units and 1,019,892 restricted Class A ordinary shares, par value $0.0001 per share, of the Company, which shares are subject to certain restrictions until the consummation of the initial Business Combination, at a price of $10.00 per Unit for an aggregate purchase price of $3,399,640. Of those 339,964 Private Placement Units purchased by the Sponsors, (i) 273,947 Private Placement Units was purchased by Copley Square LLC (among which, 116,501 Private Placement Units was purchased indirectly by the Copley managing member and 157,446 Private Placement Units was purchased indirectly by the Copley non-managing members), and (ii) 66,017 units was purchased by Northlake Partners Ltd. Among the 1,019,892 restricted Class A ordinary shares purchased by the Sponsors, (i) 764,892 restricted Class A ordinary shares was purchased by Copley Square LLC (among which, 450,000 restricted Class A ordinary shares was purchased indirectly by the Copley managing member and 314,892 restricted Class A ordinary shares wase purchased indirectly by the Copley non-managing members), and (ii) 255,000 restricted Class A ordinary shares was purchased by Northlake Partners Ltd. All of the proceeds the Company received from these purchases are placed in the Trust Account. Each Private Placement Unit will not be redeemable, transferable, assignable or salable by the Sponsors until the completion of its initial Business Combination (except to certain permitted transferees).

Pursuant to the private placement subscription agreements, the Sponsors have contractually agreed to waive certain voting and transfer rights of the restricted Class A ordinary shares until the consummation of the Business Combination. The Private Placement Units are identical to the units sold in the Initial Public Offering.

Note 5 — Related Party Transactions

Insider Shares

On September 19, 2024, the Sponsor, Copley Square Sponsor Limited, acquired an aggregate of 7,187,500 shares of Class B ordinary shares of a par value of $0.0001 for an aggregate purchase price of $25,000, or approximately $0.003 per share, (the “insider shares”) from the Company. On July 14, 2025, the Sponsor surrendered 287,500 Class B ordinary shares it held and now holds 6,900,000. In addition, on September 16, 2025, Copley Square LLC transferred 2,438,546 Class B ordinary shares to Northlake Partners Ltd. at $0.0036 per share. On October 22, 2025, Copley Square LLC surrendered 591,974 Class B ordinary shares it held, and Northlake Partners Ltd. surrendered 749,692 Class B ordinary shares it held, resulting in the Sponsors holding an aggregate of 5,558,333 insider shares (up to 725,000 shares

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 5 — Related Party Transactions (cont.)

of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised). All shares and per share presentation have been retrospectively presented. On October 24, 2025, the underwriters forfeited their over-allotment option to purchase up to an additional 2,175,000 Units. As a result of the over-allotment option forfeiture by the underwriters, 725,000 Class B ordinary shares of the Company were surrendered by the Sponsors in order for the Sponsors to maintain ownership of 25% of the Company’s issued and outstanding shares after the Initial Public Offering (without given effect to the sale of the private units and assuming the Company’s insiders do not purchase units in the Initial Public Offering).

The Private Placement shares are identical to the Class A ordinary shares included in the Units being sold in the Initial Public Offering. However, the Company’s insiders have agreed, pursuant to written letter agreements with the Company, (A) to vote their insider shares and Private Placement shares (as well as any public shares acquired in or after the Initial Public Offering) in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated memorandum and articles of association that would stop the Company’s public shareholders from converting or selling their insider shares and Private Placement shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination within 18 months from the closing of the Initial Public Offering (or up to 24 months from the closing of the Initial Public Offering if the Company extends the period of time to consummate a business combination by the full amount of time) unless the Company provide dissenting public shareholders with the opportunity to convert their public shares into the right to receive cash from the Trust Account in connection with any such vote, (C) not to convert any insider shares and Private Placement shares (as well as any other shares acquired in or after the Initial Public Offering) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve the Company’s proposed initial Business Combination (or sell any shares they hold to the Company in a tender offer in connection with a proposed initial Business Combination) or a vote to amend the provisions of the Company’s amended and restated memorandum and articles of association relating to shareholder’s rights or pre-business combination activity and (D) that the insider shares and Private Placement shares shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

The insiders have agreed not to transfer, assign or sell any of the insider shares (except to certain permitted transferees) until (1) with respect to 50% of the insider shares, the earlier of six months after the date of the consummation of the Company’s initial Business Combination and the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Company’s initial Business Combination and (2) with respect to the remaining 50% of the insider shares, six months after the date of the consummation of the Company’s initial Business Combination, or earlier, in either case, if, subsequent to the Company’s initial Business Combination, the Company consummate a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

The Private Placement Units (including the underlying securities) will not be transferable, assignable or saleable until the completion of the Company’s initial Business Combination (except to certain permitted transferees).

Promissory Note — Related Party

On September 19, 2024, the Copley managing member has agreed to loan the Company up to $800,000 (the “Promissory Note”) to be used for a portion of the expenses of the Initial Public Offering. This loan is non-interest bearing, unsecured and is due at the earlier of (1) December 31, 2026 or (2) the date on which the Company consummates an initial public offering. The loan will be repaid upon the closing of the Initial Public Offering out of the offering proceeds not held in the Trust Account. The Company had an outstanding loan balance of $431,730, which remains outstanding as of October 24, 2025. Borrowings under the note are no longer available.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 5 — Related Party Transactions (cont.)

Due to Sponsors

As of October 24, 2025, the Company had $5,668 due to Sponsors, representing proceeds received in advance from the Sponsors in excess of the required amount in connection with the private placement consummated simultaneously with the Initial Public Offering.

Related party receivable

The Company’s bank account is owned by a related party to the Sponsor, and as such has no direct ownership of the account. Hence, the Company will record a related party receivable from in the amount of $1,221,225 as of October 24, 2025, until such time the Company has direct access to the account.

Administrative Support Agreement

Commencing on September 30, 2025 through the earlier of consummation of the initial Business Combination and liquidation, an affiliate of the Sponsors shall be allowed to charge the Company up to $10,000 per month for the use of its offices, utilities and personnel. The insiders shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination. As of October 24, 2025, the Company incurred $8,333 of administrative services fees which was included in accrued expenses line in the accompanying balance sheet.

Working Capital Loans

In addition, in order to meet the Company’s working capital needs following the consummation of the Initial Public Offering if the funds not held in the Trust Account are insufficient, or to extend its life, its insiders, officers and directors or their affiliates/designees may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the Company’s initial Business Combination, without interest, or, at the lender’s discretion, up to $3,000,000 of the Working Capital Loans may be converted upon consummation of the Company’s Business Combination into working capital units at a price of $10.00 per Unit. If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available.

As of October 24, 2025, the Company had no borrowings under the Working Capital Loans.

Note 6 — Commitments and Contingencies

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the Israel-Hamas conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication (SWIFT) payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the Israel-Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 6 — Commitments and Contingencies (cont.)

Registration Rights

The holders of the insider shares, Private Placement Units (including securities contained therein), restricted Class A ordinary shares, and units (including securities contained therein) that may be issued on conversion of working capital loans or extension loans are entitled to registration rights pursuant to a registration rights agreement signed subsequent to the effective date of the Initial Public Offering requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to an additional 2,175,000 Units solely to cover over-allotments, if any. On October 24, 2024, the underwriters informed the Company its forfeiture of the over-allotment option to purchase the additional 2,175,000 Units.

The underwriters were entitled to a cash underwriting discount of $1,800,000, which was paid at the closing of the Initial Public Offering.

Additionally, the underwriters are entitled to an amount equal to $0.30 multiplied by the number of public shares sold as part of the units in the Initial Public Offering, or $4,350,000, and will be paid at the closing of the initial Business Combination as deferred underwriting fee. If the Company does not complete its initial business combination within the time period required by its amended and restated memorandum and articles of association, the underwriters have agreed that (i) they will forfeit any rights or claims to their deferred underwriting discounts and commissions, including any accrued interest thereon, then in the Trust Account, and (ii) that the deferred underwriters’ discounts and commissions will be included with the funds held in the Trust Account that will be available to fund the redemption of the public shares.

Note 7 — Shareholders’ Deficit

Preferred Share — The Company is authorized to issue 10,000,000 shares of preference share, $0.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of October 24, 2025, there were no preferred shares issued or outstanding.

Class A Ordinary Share — The Company is authorized to issue 400,000,000 shares of Class A ordinary share with $0.0001 par value. As of October 24, 2025, there were 1,359,856 Class A ordinary shares issued or outstanding, excluding 14,500,000 shares subject to possible redemption.

Class B Ordinary Share — The Company is authorized to issue 90,000,000 shares of Class B ordinary share with $0.0001 par value. On September 19, 2024, the Company issued an aggregate of 7,187,500 Insider shares to the Sponsor and executives for an aggregate purchase price of $25,000, at a per-share price of approximately $0.003 per share. On July 14, 2025, the Sponsor surrendered 287,500 Class B ordinary shares it held and now holds 6,900,000. In addition, on September 16, 2025, Copley Square LLC transferred 2,438,546 Class B ordinary shares to Northlake Partners Ltd. at $0.0036 per share. On October 22, 2025, Copley Square LLC surrendered 591,974 Class B ordinary shares it held, and Northlake Partners Ltd. surrendered 749,692 Class B ordinary shares it held, resulting in the Sponsors holding an aggregate of 5,558,333 insider shares (up to 725,000 shares of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised). All shares and per share presentation have been retrospectively presented. On October 24, 2025, the underwriters forfeited their over-allotment option to purchase up to an additional 2,175,000 Units. As a result of the over-allotment option forfeiture by the underwriters, 725,000 Class B ordinary shares of the Company were surrendered by the Sponsors

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 7 — Shareholders’ Deficit (cont.)

in order for the Sponsors to maintain ownership of 25% of the Company’s issued and outstanding shares of ordinary share after the Initial Public Offering (assuming they do not purchase any Units in the Initial Public Offering and excluding the shares of Class A ordinary share underlying the Placement Units). None of the Company’s insiders purchased Units in the Initial Public Offering. Such surrendered shares were cancelled by the Company.

Rights

Except in cases where the Company is not the surviving company in a Business Combination, each holder of a right will automatically receive one-tenth of one Class A ordinary share upon consummation of the Company’s initial Business Combination. In the event the Company will not be the surviving company upon completion of the Company’s initial Business Combination, each right will automatically be converted to receive the kind and amount of securities or properties of the surviving entity that each one-seventh of one Class A ordinary share underlying each right is entitled to upon consummation of the Business Combination subject to any dissenter rights under the applicable law. The Company will not issue fractional shares in connection with a conversion of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Companies Act and any other applicable Cayman Islands law. As a result, each holder of a right must hold rights in multiples of ten in order to receive shares for all of his, her or its Class A ordinary shares underlying the rights upon closing of a Business Combination. If the Company is unable to complete an initial Business Combination within the required time period and the Company redeems the public shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless. The Company shall reserve such amount of its profits or share premium in order to pay up the par value of each share issuable in respect of the rights.

Note 8 — Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.
Level 3:	Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

The fair value of the Public Rights issued in the Initial Public Offering is $3,335,000, or $0.23 per Public Right. The Public Rights have been classified within shareholders’ deficit and will not require remeasurement after issuance. The Public Rights were classified within Level 3 of the fair value hierarchy at the measurement dates due to the use of unobservable inputs inherent in assumptions related to the market adjustments as noted below. The following table presents the quantitative information regarding market assumptions used in the valuation of the Public Rights:

October 24, 2025
Implied share price	$9.08
Conversion ratio	10.00%
Probability of De-SPAC	26.00%
Lack of marketability discount	1.00%

HARVARD AVE ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT

Note 9 — Segment Information

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in total assets, which include the following:

October 24, 2025
Cash held in Trust Account	$145,000,000

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date and through the date when this financial statement was issued. Based on this review, the Company did not identify any subsequent events that would require adjustment or disclosure in the financial statement.